[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment Number 8
to the
Wets Workflow Purchase Agreement and Dry Workflow Purchase Agreement

Advanced Technology Materials, Inc., with a principal place of business at 7 Commerce Drive, Danbury, CT 06810 (“ATMI”), and Intermolecular, Inc., with a principal place of business at 3011 North First Street, San Jose, California 95134 (“IM”) entered into an Alliance Agreement effective Nov. 20, 2006, (“Alliance Agreement”), a Wets Workflow Purchase Agreement effective July 13, 2007 (the “Wets Agreement”) and a Dry Workflow Purchase Agreement effective December 16, 2008 (the “Dry Agreement”) (collectively “Agreements”).

WHEREAS, the Agreements, either individually or in combination, were subsequently
amended by an Addendum effective Dec. 21, 2007     (“Amendment Number 1”), and
amended by an Amendment effective Dec. 16, 2008     (“Amendment Number 2”), and
amended by a Supplement effective Mar. 16, 2009     (“Amendment Number 3”), and
amended by a Modification effective Aug. 27, 2010     (“Amendment Number 4”), and
amended by an amendment effective Mar. 3, 2011     (“Amendment Number 5”), and
amended by an amendment effective Oct. 27, 2011     (“Amendment Number 6”), and
amended by an amendment effective Oct. 27, 2011     (“Amendment Number 7”);

WHEREAS ATMI has Tools (defined below) installed and operational at various ATMI Locations (defined below);

WHEREAS IM and ATMI wish to modify the payment terms for the FTE support, the Site Licenses and the Maintenance Fees paid by ATMI to IM for the Amendment Period.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to modify the terms of the Alliance Agreement, Wets Agreement and the Dry Agreement (hereinafter “Amendment Number 8” or “Amendment”) as set forth below.

1.	Definitions

1.1.	Capitalized Terms
All capitalized terms not defined herein shall have the meanings given them in the Agreements, as applicable.

1.2.	Amendment Period
The period beginning on January 1, 2013 and ending on December 31, 2013.

1.3.	Locations
The locations listed in Column A of Table 1 below. Notwithstanding anything to the contrary in the Dry Agreement (as amended), ATMI shall have the right to transfer the Dry Workflow (as described in Section 1.30 of the Dry Agreement) to any ATMI location at any time.

1.4.	Tools
The tools listed in Column B of Table 1 below.

1.5.	Supported Tools
The tools listed in Column B of Table 1 below [***].

2.	License, Royalties and Fees

2.1.	One (1) Payment
In exchange for one (1) payment of $[***] dollars), IM hereby grants and ATMI hereby accepts a non-exclusive HPC Site License and Informatics License for the Supported Tools in accordance with the terms of the Wets Agreement and Dry Agreement. Such license shall be valid for the Amendment Period.
ATMI shall issue a non-cancellable purchase order for the aforementioned license by Jan. 07, 2013.

TABLE 1

	A	B	C		D
Site #	Location	Tools/Licenses included	Amounts already paid for portion of Amendment Period
Amounts paid by Jan 7,2013 for Amendment Period
1	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]
6	[***]	[***]
				[***]	[***]

2.2.	No Volume-Based Royalties owed during the Amendment Period
Subject to ATMI’s compliance with its payment obligations in Section 2.1 , ATMI shall owe no volume-based Royalties to IM on the sale of Products (as such terms are defined in Section 6.1 of the Wets Agreement and Section 6.1 of the Dry Agreement) during the Amendment Period. ATMI’s obligations to pay volume-based Royalties and annual tools license fees shall resume upon the termination of the Amendment Period.

3.	Support Fees

3.1.	Amendment Period
In exchange for a payment of $[***] dollars), IM agrees to provide support services (“Services”) for the Supported Tools for the Amendment Period in accordance with the terms of the Agreements.
For the avoidance of doubt, Services only include labor and do not include parts. IM shall quote and ATMI shall pay separately for any replacement or additional parts needed to provide such support.

Additionally, Services do not include (i) any work requests related to the Pipeline Pilot and (ii) any work requests related to customization of Informatics. IM shall quote and ATMI shall pay separately for any such work requests.

ATMI shall issue non-cancellable purchase orders for such support services no later than [***].

3.2.	Terms beyond the Amendment Period
The parties agree to discuss in good faith the extensions of the support services for the Supported Tools beyond the Amendment Period.

3.3.	Upgrades [***]

Upon the signing of a subsequent agreement between the parties, IM agrees to provide at [***]. The combined value of these [***] dollars).

3.4.	Upgrades [***]
Any upgrades requested by ATMI, other than the upgrades mentioned in Section 3.3, shall be quoted separately by IM subject to compensation at fair value and mutually agreeable terms.

4.	Payments for FTEs

4.1.	Amendment Period
In exchange for 12 monthly payments of $[***] dollars and [***] cents) each, IM shall provide [***] FTEs in accordance with the terms of the Agreements for the Amendment Period.

IM shall provide [***] of the [***] FTEs for [***] and [***] of the [***] FTEs for [***].
IM shall invoice ATMI on a monthly basis for said payments. Payments will be made within 30 days of the 1st each month.

4.2.	Other Terms
The parties agree to discuss in good faith the extensions of the FTE payments beyond the Amendment Period, provided that in order for IM to properly plan for the assignment of such FTEs, the parties shall reach an agreement on such terms no later than three (3) months prior to the end of the Amendment Period.

5.	Payment obligations of Amendment Number 7
The parties agree that any future payment obligations of ATMI for the HPC Site License and Informatics License payments during the Amendment Period set forth in Amendment Number 7 for the period calendar year 2013 are hereby cancelled in favor of the obligations set forth in this Amendment Number 8. The payment obligations due in 2013 for the calendar period 2014 and payment obligations due in 2014 for the calendar period 2015 remain valid.

6.	Remove [***] from List of Strategic Accounts

The list of Strategic Accounts which was last updated in Schedule A of Amendment Number 4 is modified by removing [***] from the list.

For the avoidance of doubt, as of the effective date of this Amendment Number 8, the service restrictions described in Section 4.1 of Amendment Number 2, which restrictions were extended by Amendment Number 5, shall apply to the following Strategic Accounts:

[***]

7.	Use of Dry Workflow

Upon a submitted written request by IMI, ATMI will consider in good faith granting IMI permission to make reasonable use of the Dry Workflow (as described in Section 1.30 of the Dry Agreement) for the sole benefit of IMI and/or a customer of IMI. If ATMI grants such request, the parties will agree in writing on the terms and conditions of such use. All capitalized terms used in this Section 7 shall have the meanings given them in the Dry Agreement.

8.	Amendment shall have an effective date of Dec. 31, 2012 (“Effective Date”).

This Amendment shall be deemed to be incorporated into each of the Agreements and made a part thereof. All references to any of the Agreements in any other document shall be deemed to refer to the Agreement, as applicable, as modified by this Amendment. Except as modified by this Amendment, all of the terms and conditions of the Wets Agreement and the Dry Agreement shall remain in full force and effect. In the event that the terms of this Amendment conflict with the terms of any of the Agreements, the terms of this Amendment shall control.

9.	Miscellaneous

The parties acknowledge that this is the complete agreement of the parties respecting the subject matter hereof, and supersedes all previous understandings and agreements between the parties, whether oral or written. The parties further acknowledge that neither of them has relied on any representations, promises or agreements of any kind in entering into this agreement, whether written oral or otherwise, other than the representations expressly set forth herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

Intermolecular, Inc.            Advanced Technology Materials, Inc.

By:      /s/ David E. Lazovsky        By:     /s/ Douglas Neugold

Name:     David E. Lazovsky        Name:     Douglas Neugold

Title:     President and CEO        Title:     Chairman, CEO & President

Date:     December 31, 2012        Date:     December 31, 2012